Deficit	12 Months Ended
Dec. 31, 2011
Deficit [Abstract]
Deficit

13. Deficit

The Company has 82,556,847 shares of $0.01 par value common stock outstanding at December 31, 2011.

In conjunction with the Preferred Equity Issuance, Momentive Holdings contributed $189 of the proceeds from the Preferred Equity Issuance to MSC Holdings and MSC Holdings contributed the amount to the Company. The remaining $16 was being held in a reserve account at December 31, 2011 by Momentive Holdings to redeem any additional preferred units from Apollo equal to the aggregate number of preferred units and warrants subscribed for by all other members of Momentive Holdings.

As of December 31, 2011, the Company has recognized a capital contribution of $204, representing the total proceeds from the Preferred Equity Issuance, less related fees and expenses, of which $16 is recorded as a receivable within Other current assets in the Consolidated Balance Sheets as of December 31, 2011, as Momentive Holdings is obligated to contribute the remaining $16 to the Company.

In January 2012, the remaining $16 of proceeds held in the reserve account were contributed to the Company.

For the years ended December 31, 2010 and December 31, 2009, the Company's owner received insurance recoveries of $163 and $37, respectively, related to a $200 settlement payment paid by the Company's owner in conjunction with the settlement agreement with Huntsman, which had been treated as an expense of the Company in 2008. These recoveries were recorded as income by the Company for the years ended December 31, 2010 and 2009, with the corresponding debit to Paid-in capital. As of December 31, 2010, the Company's owner had recovered the $200 settlement payment in full.